Interest Bearing Liabilities	12 Months Ended
Jun. 30, 2025
Interest Bearing Liabilities [Abstract]
Interest Bearing Liabilities
19.	Interest Bearing Liabilities

	2025 $’000	2024 $’000
Contract liabilities	44,955	–
Lease liabilities (1)	2,664	5,415
Non-convertible redeemable cumulative preference shares	29,350	25,205
Other interest bearing liabilities	582	–
Total interest bearing liabilities	77,551	30,620
Comprising:
Current	62,786	15,470
Non-current	14,765	15,150

(1)	Refer to Note 20 for further details on the Group’s leases.

Recognition and measurement

All borrowings are initially recognised at their fair value net of directly attributable transaction costs. Subsequent to initial recognition, interest bearing liabilities are measured at amortised cost using the effective interest method. Gains and losses are recognised in the Consolidated Statement of Profit or Loss when the liabilities are derecognised. Interest bearing liabilities are classified as current liabilities, except when the Group has an unconditional right to defer settlement for at least twelve months after the reporting date, in which case the liabilities are classified as non-current.

A reconciliation of movements in interest bearing liabilities and other financial liabilities to cash flows arising from financing activities is set out in Note 23 (e).

(a)	Contract liabilities

On 21 June 2024, the Group entered into a contract with a trading company partner whereby North American Lithium may elect to receive up to US$30 million as advance payments based on the value of committed future sales of spodumene concentrate. Amounts received in advance are recognised against the provisional sale value as the performance obligations under the contract are satisfied, being the time when significant risks and rewards of ownership transfer to the customer, which typically aligns with the loading of the export vessel. This subsequently provides additional capacity under the limit of the contract.

Amounts received in advance are unsecured, with interest paid quarterly on the outstanding amount at the Secured Overnight Financing Rate plus 2.4 per cent.

The outstanding principal amount received in advance as at 30 June 2025 is US$29.4 million (2024: Nil) and is expected to be fully realised within the next twelve months.

(b)	Non-convertible redeemable cumulative preference shares

On 27 August 2021, as part of the acquisition of North American Lithium, the Group exchanged Investissement Québec’s (IQ) second ranking debt of C$63 million for twenty million non-convertible redeemable cumulative preference shares held by NAL at a par value of C$1.00 per share. The shares may be redeemed at the option of NAL or at the option of IQ, subject to the satisfaction of various performance conditions.

The terms of the preference shares are detailed below:

•	interest is accrued or paid at 5 per cent per annum for the period from 27 August 2021 to 31 August 2024 and 16.25 per cent per annum for the period from 1 September 2024 to 30 June 2025;
•	the shares cannot be converted to equity at any time;
•	preference shareholders are not entitled to dividends or to vote at shareholder meetings;
•
redemption commences in accordance with the NAL Constitution and Governance Agreement once the mine is in commercial operation and the redemption term is up to ten years after the first anniversary of the issue of these shares; and

•	in the event of default, liquidation, or receivership, IQ rank before the ordinary shareholders in priority.

The preference shares are recorded at issue price plus accrued interest. Given the nature and conditions impacting on potential redemption terms, the fair value assigned to the preference shares is their face value.